Exhibit (b4-2)


                            ELEVENTH AMENDMENT TO THE
                              CAPITOL BANCORP LTD.
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN


     The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 2001 by adding the following participating employer at the end of the list contained:

       Name of                Type of          State of             Date of
      Employer                Entity         Organization        Participation
      --------                ------         ------------        -------------

   Sunrise Bank of
     Albuquerque            Bank Corp.        New Mexico           1/1/2001






                                        CAPITOL BANCORP LIMITED

Dated:     11/16/00                     By: /s/ Joseph D. Reid
      --------------------                  ------------------------------------
                                            Joseph D. Reid
                                            Chairman and CEO


                                        SUNRISE BANK OF ALBUQUERQUE

Dated:     11/16/00                     By: /s/ Frederick Bernson
      --------------------                  ------------------------------------
                                            Frederick Bernson, President